SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K/A
                                AMENDMENT NO. 1


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): OCTOBER 30, 2003


                            WILMINGTON REXFORD, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    0-28879               98-0348508
 (State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)


         3753 HOWARD HUGHES PARKWAY, SUITE 200, LAS VEGAS, NEVADA 89109
               (Address of principal executive offices) (Zip Code)


                                 (818) 591-1330
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)







Exhibit index on consecutive page 3


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ITEM 1.      CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

ITEM 3.      BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         De Joya & Company replaced Beckstead and Watts, LLP as the principal accountants for Wilmington Rexford, Inc. (the "Registrant"), as of October 30, 2003. On October 30, 2003, the board of directors of the Registrant approved the engagement of De Joya & Company to audit the financial statements for the fiscal year ended September 30, 2003. The decision to change auditors was based upon new PCAOB rules. During the two most recent fiscal years and the subsequent interim period, neither the Registrant nor anyone on its behalf consulted De Joya & Company regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements.

         Beckstead and Watts, LLP did not provide a report for either of the Registrant's last two fiscal years ended September 30, 2003.

         During the Registrant's two most recent fiscal years and the subsequent interim period ending October 30, 2003, there were no disagreements between the Registrant and Beckstead and Watts, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Beckstead and Watts, LLP, would have caused that firm to make reference to the subject matter of the disagreement in connection with its audit report. The Registrant has requested Beckstead and Watts, LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated October 30, 2003, is filed as Exhibit 16.1 to this Form 8-K.

         There were no other  "reportable  events" as that term is  described in
         Item 304(a)(1)(iv) of Regulation S-B occurring within the Registrant's two most recent fiscal years and the subsequent interim period ending October 30, 2003.

ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE

         Effective November 1, 2003, Sean Krause and Robert Taylor resigned as officers and directors of the registrant, leaving Garrett K. Krause as the sole officer and director.

ITEM 6.      RESIGNATIONS OF REGISTRANT'S DIRECTORS

                  Not Applicable.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Financial statements of businesses acquired:  Not applicable

        (b)  Pro forma financial information:  Not applicable

        (c)  Exhibits:

             REGULATION
             S-B NUMBER                         DOCUMENT


                16.1               Letter from Beckstead and Watts, LLP


ITEM 8.      CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.      REGULATION FD DISCLOSURE

         Not applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

         Not applicable.

ITEM 11.     TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
             PLANS

         Not applicable.

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         Not applicable.



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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WILMINGTON REXFORD, INC.


November 6, 2003                  By:  /s/ GARRETT K. KRAUSE
                                     -------------------------------------------
                                        Garrett K. Krause, Chairman & CEO
















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